Exhibit 10.21

                       Multi-Link Telecommunications, Inc.
                          Registration Rights Agreement

          THIS REGISTRATION RIGHTS AGREEMENT, dated as of March 31, 2000, is entered into by and among L. Van Page ("Page") and Larry Mays ("Mays") (collectively, the "Investors"), Nigel V. Alexander ("Alexander"), Shawn B. Stickle ("Stickle") and Multi-Link Telecommunications, Inc., a Colorado corporation (the "Company").

                                 R E C I T A L S

          WHEREAS, pursuant to the terms of that certain Stock Purchase Agreement, dated as of March 25, 2000, by and among the Investors and the Company (the "Purchase Agreement"), the Investors have been issued shares of Common Stock of the Company (the "Restricted Common Stock");

          WHEREAS, the Company has agreed, as a condition precedent to the Investors' obligations under the Purchase Agreement, to grant the Investors certain registration rights, as further provided herein; and

          WHEREAS, the Company, Alexander, Stickle and the Investors desire to define the registration rights of the Investors on the terms and subject to the conditions herein set forth.

                                A G R E E M E N T

          NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

     1. DEFINITIONS

     As used in this Agreement, the following terms have the respective meaning set forth below:

     Common Stock: shall mean the common stock, no par value per share, of the Company.

     Exchange Act: shall mean the Securities Exchange Act of 1934, as amended.

     Holder: shall mean any permitted holder of Registrable Securities. For this purpose, a permitted holder shall mean Page, Mays or a permitted assignee of Page or Mays as provided in Section 3(f) hereof.

     Initiating Holder: shall mean any Holder or Holders of a majority of (A) the shares of Restricted Common Stock or (B) any stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as ) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Restricted Common Stock.

     Person: shall mean an individual, partnership, joint-stock company, corporation, limited liability company, trust or unincorporated organization, and a government or agency or political subdivision thereof or a judicial authority.

     Register, registered and registration: shall mean a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement.

     Registrable Securities: shall mean (A) the shares of Restricted Common Stock, and (B) any stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Restricted Common Stock.

     Registration Expenses: shall mean all expenses (exclusive of underwriting discounts and commissions and stock transfer taxes) incurred by the Company in compliance with Sections 2(a) and (b) hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and expenses of one counsel for all of the Holders (which counsel shall be chosen by Page if Page is a participant in the registration pursuant to Section 2 hereof), blue sky fees and expenses and the expense of any special audits incident to or required by any such registration.

     SEC: shall mean the Securities and Exchange Commission.

     Securities Act: shall mean the Securities Act of 1933, as amended.

     Selling Expenses: shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each of the Holders, other than fees and expenses of one counsel for all of the Holders (which counsel shall be chosen by Page if Page is a participant in the registration pursuant to Section 2 hereof).

     2. REGISTRATION RIGHTS

          (a) Requested Registration.

          (i) Request for Registration. If the Company shall receive from an Initiating Holder a written request that the Company effect a registration with respect to all or a part of the Registrable Securities, then, the Company will:

               (A) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

               (B) as soon as practicable, use its reasonable efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 10 business days after written notice from the Company is given under Section 2(a)(i)(A) above; provided, that, the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2(a):

                    (a) if the Initiating Holder proposes to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2(c) hereof;

                    (b) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

                    (c) during the period starting with the date 45 days prior to the Company's good faith estimate of the date of filing of, and ending on a date 180 days after the effective date of (1) a previous registration subject to this Section 2(a), (2) a previous registration pursuant to Section 2(b) hereof, provided that the Registrable Securities requested to be included in such registration were not reduced pursuant to the provisions of Section 2(b)(ii) or
(3) a previous registration subject to Section 2(c) hereof; provided, that, the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                    (d) after the Company has effected one such registration pursuant to this Section 2(a), and such registration has been declared or ordered effective and the sales of Registrable Securities under such registration shall have closed; or

                    (e) prior to April 1, 2001.

               (ii) Underwriting Requirements. If the Initiating Holder intends to distribute the Registrable Securities covered by his request by means of an underwriting, he shall so advise the Company as a part of his request made pursuant to Section 2(a)(i), and the Company shall include such information in the written notice referred in Section 2(a)(i)(A). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder or other holder of securities of the Company to include securities in such registration shall be conditioned upon such Holder's or holders' participation in such underwriting and the inclusion of such Holder's or holders' securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder or holder) to the extent provided herein. All Holders and other holders of securities of the Company proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2(e)(iv)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting. Notwithstanding any other provision of this Section 2(a)(ii), if the underwriter advises the Initiating Holder in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities and other holders of registration rights which would otherwise be underwritten pursuant hereto, and the number of securities that may be included in the underwriting on behalf of each Holder or other holder shall be allocated on a pro-rata basis among the selling stockholders according to the total number of securities held by each such selling stockholder and entitled to inclusion therein on the basis of a registration rights agreement with the Company. For purposes of allocation of securities to be included in any offering, for any selling stockholder which is a partnership or corporation, the partners, retired partners and stockholders of such holder (and in the case of a partnership, any affiliated partnerships), or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder to the nearest 100 shares.

          (b) Company Registration.

               (i) If the Company shall determine to register any shares of Common Stock for its own account together with shares of Common Stock owned by Alexander and/or Stickle, other than a registration relating solely to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan, or a registration relating solely to a SEC Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, the Company will:

                    (A) promptly give to each of the Holders a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws and the number of shares of Common Stock to be included in the registration by Alexander and Stickle); and

                    (B) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, such number of the Registrable Securities specified in a written request or requests, made by the Holders within 15 days after receipt of the written notice from the Company described in clause (A) above, as shall not exceed each Holders' pro rata share of the total number of shares of Common Stock proposed to be included in the registration by the Holders, Alexander and Stickle (subject to the provision of Section 2(b)(ii) below). For this purpose, the pro rata share of each Holder, Alexander and Stickle of securities proposed to be included in the registration shall equal the percentage determined by dividing the number of shares of Common Stock owned by such person by the total number of shares of Common Stock owned by the Holders, Alexander and Stickle.

The rights of the Holders to have Registrable Securities including in a registration under this Section 2(b) shall be conditioned upon shares of Alexander and/or Stickle being included in such registration.

               (ii) Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under this Section 2(b) to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other person entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by Alexander, Stickle and/or other stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering. Allocation of securities to be sold in any such offering by the Holders, Alexander, Stickle and/or other stockholders of the Company shall be made on a priority basis as follows:

                    (A) First, to stockholders of the Company holding securities of the Company entitled to inclusion therein based upon a registration rights agreement entered into with the Company prior to the date hereof; and

                    (B) Second, on a pro rata basis among Alexander, Stickle and the Holders (based upon the proration set forth in Section 2(b)(i)(B) hereof); provided, however, that the number of shares of Registrable Securities to be included in such offering shall not be reduced unless the securities proposed to be included in the registration by Alexander and Stickle are also reduced proportionately. For purposes of allocation of securities to be included in any offering, for any selling stockholder which is a partnership or corporation, the partners, retired partners and stockholders of such holder (and in the case of a partnership, any affiliated partnerships), or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder to the nearest 100 shares.

          (c) Form S-3. The Company shall use its best efforts to become and thereafter remain qualified for registration on Form S-3 (or any successor form) for secondary sales. After the Company has qualified, and continues to be eligible, for the use of Form S-3 (or any successor form), the Holders shall have the right to request unlimited registrations on Form S-3 (or any successor form) (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of shares by such Holders), subject only to the following:

               (i) The Company shall not be required to effect a registration pursuant to this Section 2(c) unless the Holder or Holders requesting registration propose to dispose of shares of Registrable Securities having an anticipated aggregate price to the public (before deduction of underwriting discounts and expenses of sale) of more than $500,000.

               (ii) The Company shall not be required to effect a registration pursuant to this Section 2(c) within 90 days of the effective date of the most recent registration pursuant to this Section 2 in which securities held by the requesting Holder could have been included for sale or distribution.

               (iii) The Company shall not be obligated to effect any registration pursuant to this Section 2(c) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder.

               (iv) The Company shall not be required to effect a registration pursuant to this Section 2(c) if the Company has, within the twelve month period preceding the date the request is made, already effected one registration on Form S-3 for the Holders pursuant to this Section 2(c).

               (v) The Company shall not be required to effect a registration pursuant to this Section 2(c) before September 1, 2000.

               (vi) Prior to April 1, 2001, the Company shall not be required to register more than 80,000 shares of Registerable Securities pursuant to this
Section 2(c) (less such number of shares of Registerable Securities as may have been sold previously by any Holder).

     The Company shall give written notice to all Holders of the receipt of a request for registration pursuant to this Section 2(c) and shall include in such registration all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request received 15 days following delivery of the Company's written notice; provided, that if the registration is for an underwritten offering, the terms of Section 2(a)(ii) shall apply to all participants in such offering. Subject to the foregoing, the Company will use its best efforts to effect as soon as practicable the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition. A registration effected pursuant to this Section 2(c) shall not be counted as a demand for registration effected pursuant to Section 2(a) hereof.

          (d) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this
Section 2 shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro-rata on the basis of the number of their shares so registered.

          (e) Registration Procedures. In the case of each registration effected by the Company pursuant to this Section 2, the Company will keep the Holders, as applicable, advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

               (i) keep such registration effective for a period of 120 days or until the Holders, as applicable, have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (A) such 120-day period shall be extended for a period of time equal to the period during which the Holders, as applicable, refrain from selling  any  securities  included  in  such  registration  in  accordance  with provisions in Section 2(i) hereof; and (B) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by
Section 10(a) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above to be contained in periodic reports filed pursuant to Section 12 or 15(d) of the Exchange Act in the registration statement;

               (ii) furnish such number of prospectuses and other documents incident thereto as each of the Holders, as applicable, from time to time may reasonably request;

               (iii) notify each Holder of Registrable Securities covered by such registration at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

               (iv) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

               (v) cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

               (vi) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

               (vii) furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (1) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders participating in such registration, addressed to the underwriters, if any, and to the Holders participating in such registration and (2) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders participating in such registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards.

          (f) Indemnification.

               (i) The Company will indemnify each of the Holders, as applicable, each of its officers, directors and partners, and each person controlling each of the Holders, with respect to each registration which has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or the Exchange Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Holders, each of its officers, directors and partners, and each person controlling each of the Holders, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holders or underwriter and stated to be specifically for use within such prospectus, offering circular or other document (including any related registration statement).

               (ii) Each of the Holders will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter, each other selling stockholder and each of their officers, directors, and partners, and each person controlling such other selling stockholder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document made by such Holder, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Holder therein not misleading, and will reimburse the Company and such other selling stockholders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds to such Holder of securities sold as contemplated herein.

               (iii) Each party entitled to indemnification under this Section 2(f) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at the Indemnified Party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of one counsel for all Indemnified Parties shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2(f) unless, and only to the extent that, the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

               (iv) If the indemnification provided for in this Section 2(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               (v) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

               (vi) The foregoing indemnity agreement of the Company and Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus, but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity or contribution agreement shall not inure to the benefit of any underwriter or Holder if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

          (g)  Information by the Holders.

               (i) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder holding securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 2.

               (ii) In the event that, either immediately prior to or subsequent to the effectiveness of any registration statement, any Holder shall distribute Registrable Securities to its partners, such Holder shall so advise the Company and provide such information as shall be necessary to permit an amendment to such registration statement to provide information with respect to such
partners,   as  selling   stockholders.   Promptly  following  receipt  of  such
information, the Company shall file an appropriate amendment to such registration statement reflecting the information so provided.

          (h)  Rule 144 Reporting.

     With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of restricted securities to the public without registration, the Company agrees to:

               (i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, or any manner all reports and other documents required of the Company under the Securities successor rule ("Rule 144"), at all times from and after 90 days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

               (ii) use its best efforts to file with the SEC in a timely Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

               (iii) so long as the Holder owns any Registrable Securities, furnish to the Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

          (i) Termination. The rights to require the Company to register shares under this Section 2 shall not be available to any Holder (A) if, in the opinion of counsel to the Company, all of the Registrable Securities then owned by such Holder could be sold in any 90-day period pursuant to Rule 144 (without giving effect to the provisions of Rule 144(k)) or (B) if all of the Registrable Securities then owned by such Holder are eligible for resale pursuant to Rule 144(k).

     3.   MISCELLANEOUS

          (a) Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

          (b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts made and to be performed entirely within such State.

          (c) Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

          (d) Notices.

               (i) All communications under this Agreement shall be in writing and shall be delivered by hand or facsimile (followed by overnight courier or certified mail) or mailed by overnight courier or by certified mail, postage prepaid:

                    (A) if to the Company, to Multi-Link Telecommunications, Inc., 4704 Harlan Street, Suite 420, Denver, Colorado 80212, Attn: Nigel V. Alexander, with a copy to Faegre & Benson LLP, 2500 Republic Plaza, 370 17th Street, Denver, Colorado 80202 (facsimile: 303-820-0600), Attn: Blair L. Lockwood, or at such other address as it may have furnished the Investors in writing; and

                    (B) if to an Investor, to L. Van Page, 3120 Medlock Bridge Road, Suite F150, Norcross, Georgia 30071-1469, with a copy to Bodker, Ramsey & Andrews, 1800 Peachtree Street N.W., Suite 615, Atlanta, Georgia 30309-2507, (facsimile: (404) 352-1285), attention Harry J. Winograd; or to Larry Mays, c/o First Flight Foods, Inc., 3120 Medlock Bridge Road, Suite F100, Norcross, Georgia 30071-1469

               (ii) Any notice so addressed shall be deemed to be given upon receipt and shall in any event be deemed received and effective: if delivered by hand, on the date of such delivery; if mailed by overnight courier, on the first business day following the business date on which deposit is made for delivery; if by facsimile, on the business day of transmission (or, if not a business day, the next business day) provided a copy is sent by mail on the same day; and if mailed by certified mail, on the third business day after the date of such mailing.

          (e) Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, any consents, waivers and modifications which may hereafter be executed may be reproduced by the Investors by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Investors may destroy any original document so reproduced. The parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Investors in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          (f) Successors and Assigns. This Agreement and the rights of Page and Mays hereunder may be assigned by Page and/or Mays only with the prior written consent of the Company. Any attempted assignments by Page or Mays shall be void and of no force and effect. Subject to the foregoing, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the Company, Alexander and Stickle, and their respective successors and assigns, and Page, Mays and their permitted successors and assignees. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (g) Entire Agreement; Amendment and Waiver. This Agreement constitutes the entire understanding of the parties hereto and supersedes all prior and contemporaneous agreements or understandings among such parties. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a written instrument executed by the Company, Alexander, Stickle and the Holders a majority of the Registrable Securities then outstanding.

          (h) Severability. In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not effect the remaining provisions of this Agreement which shall remain in full force and effect.

          (i) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

          (j) Specific Performance. The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with these specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

          (k) Delay of Registration. For a reasonable period not to exceed 60 days, the Company shall not be obligated to prepare and file, or be prevented from delaying or abandoning, a registration statement pursuant to this Agreement at any time when the Company, in its good faith judgment by the Board of Directors with the advice of counsel, reasonably believes:

               (i) that the filing thereof at the time requested, or the offering of Registrable Securities pursuant thereto, would materially and adversely affect (A) a pending or scheduled public offering or private placement of the Company's securities, (B) an acquisition, merger, consolidation or similar transaction by or of the Company, (C) pre-existing and continuing negotiations, discussions or pending proposals with respect to any of the foregoing transactions, or (D) the financial condition of the Company in view of the disclosure of any pending or threatened litigation, claim, assessment or governmental investigation which may be required thereby; and

               (ii) that the failure to disclose any material information with respect to the foregoing would cause a violation of the Securities Act or the Exchange Act.

          In the event the Company's Board of Directors exercises its right to delay or abandon a registration statement as provided herein it shall cause the President or other executive officer of the Company to furnish to the Holders of Registrable Securities a certificate certifying that the Company's Board of Directors has determined in good faith that one or more conditions of this
Section 3(k) have been satisfied. If the Company shall so postpone the filing of a registration statement, (i) the Company shall use its reasonable efforts to limit the delay to as short a period as is practicable and (ii) the Holders shall have the right to withdraw the request for registration by giving written notice to the Company at any time and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which the Initiating Holders are entitled pursuant to this Agreement.

Notwithstanding the foregoing, the Company may exercise its rights pursuant to this Section 3(k) no more than twice during any 12-month period.

          (l) Aggregation. All shares of capital stock held or acquired by affiliated Persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement, and each such group of Persons may from time to time designate to the Company, and the Company may rely upon such designation, one person who is authorized to act on behalf of all such affiliated Persons.

          (m) Certain Representations. Alexander and Stickle severally represent and warrant to Page and Mays that they each own 581,250 shares of Common Stock, and hold options to purchase 10,000 shares of Common Stock.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.


                                           MULTI-LINK

                                           Multi-Link Telecommunications, Inc.



                                           By:
                                               ---------------------------------
                                               Nigel V. Alexander
                                               Chief Executive Officer

                                           INVESTORS



                                           -------------------------------------
                                           L. Van Page



                                           -------------------------------------
                                           Larry Mays

                                           ALEXANDER



                                           -------------------------------------
                                           Nigel V. Alexander

                                          STICKLE



                                           -------------------------------------
                                           Shawn B. Stickle